UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  August 6, 2007
                                  --------------

                                 Date of Report
                        (Date of earliest event reported)

                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-9009                   13-3094658
----------------------------         ------------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                  (908)272-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


             Joseph K. Fischer and Neal S. Axelrod have been elected by the Board of Directors of the Company to serve as independent directors effective August 6, 2007 and to serve until the next Annual Meeting of Shareholders. Mr. Axelrod will serve on the Audit Committee. Mr. Fischer previously served as a director of the Company, and Mr. Axelrod is a certified public accountant in New Jersey.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1      Press Release dated August 7, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 7, 2007                        TOFUTTI BRANDS INC.
                                               (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer